Exhibit 10.9
ADDENDUM #4

AGREEMENT made this 21st day of July, 2010, between REGENCY PARK CORPORATION, INCORPORATED, a North Carolina corporation having its principal place of business in Cary, North Carolina (the “Landlord”), and CICERO, INC., a  Delaware  corporation, successor by merger to the interests of Level 8 Systems Inc.  a Delaware corporation (hereinafter referred to as the “Original Tenant”) having its principal place of business in Princeton, New Jersey (Cicero, Inc. being hereinafter referred to as the “Tenant”).

W I T N E S S E T H:

WHEREAS, the Landlord and Original Tenant entered into a written Lease Agreement dated November 07, 2003, (herein called the “Lease”), whereby the Landlord leased Premises to the Original Tenant in a building at 8000 Regency Parkway,  Suite 542, Cary, North Carolina (herein called the “Building”); as amended by Addendum #1 dated July 07, 2005; as amended by Addendum #2 dated January 31, 2007; as amended Addendum #3 dated August 16, 2007 and as amended by Landlord letter dated February 01, 2008

WHEREAS, The Tenant wishes and Landlord agrees to extend the Lease Term through and including July 31, 2014;

NOW, THEREFORE, it is hereby mutually agreed as follows:

1.	The Term of the Lease shall be extended through and including July 31, 2014.

2.
The Annual Rental due under Article 2.01 ANNUAL RENTAL of the Lease Agreement shall be Zero and 00/100 Dollars ($0.00) payable in equal monthly installments of Zero and 00/100 Dollars ($0.00) in advance, on or before the first day of each calendar month, commencing August 01, 2010, through and including November 30, 2010.

The Annual Rental due under Article 2.01 ANNUAL RENTAL of the Lease Agreement shall be Ninety-Five Thousand Seven Hundred Twenty-One and 96/100 Dollars ($95,721.96) payable in equal monthly installments of Seven Thousand Nine Hundred Seventy-Six and 83/100 Dollars ($7,976.83) in advance, on or before the first day of each calendar month, commencing December 01, 2010, through and including January 31, 2011.

The Annual Rental due under Article 2.01 ANNUAL RENTAL of the Lease Agreement shall be Ninety-Five Thousand Seven Hundred Twenty-One and 96/100 Dollars ($95,721.96) payable in equal monthly installments of Seven Thousand Nine Hundred Seventy-Six and 83/100 Dollars ($7,976.83) in advance, on or before the first day of each calendar month, commencing February 01, 2011, through and including January 31, 2012.

The Annual Rental due under Article 2.01 ANNUAL RENTAL of the Lease Agreement shall be Ninety-Five Thousand Seven Hundred Twenty-One and 96/100 Dollars ($95,721.96) payable in equal monthly installments of Seven Thousand Nine Hundred Seventy-Six and 83/100 Dollars ($7,976.83) in advance, on or before the first day of each calendar month, commencing February 01, 2012, through and including January 31, 2013.

The Annual Rental due under Article 2.01 ANNUAL RENTAL of the Lease Agreement shall be Ninety-Eight Thousand Five Hundred Ninety-Three and 68/100 Dollars ($98,593.68) payable in equal monthly installments of Eight Thousand Two Hundred Sixteen and 14/100 Dollars ($8,216.14) in advance, on or before the first day of each calendar month, commencing February 01, 2013, through and including January 31, 2014.

The Annual Rental due under Article 2.01 ANNUAL RENTAL of the Lease Agreement shall be One Hundred One Thousand Five Hundred Sixty-Six and 08/100 Dollars ($101,566.08) payable in equal monthly installments of Eight Thousand Four Hundred Sixty-Three and 84/100 Dollars ($8,463.84) in advance, on or before the first day of each calendar month, commencing February 01, 2014, through and including July 31, 2014.

3.
During the Term of this executed Addendum #4 the Landlord shall grant to the Tenant an improvement allowance of up to Five and 00/100 dollars ($5.00) per square foot for the Premises, Five Thousand Thirty-Eight (5,038) rentable square feet, Suite 542. All requests for improvement work in the Premises shall be submitted to the Landlord in writing for Landlord approval. Said improvements shall be limited solely to improvement of the Premises and shall become a part of the Building. All approved work shall be done by the Landlord at the Landlord expense up to the value of the allowance. Any and all expense for requested improvement work over and beyond the allowance of Five and 00/100 dollars ($5.00) per square foot shall be the sole responsibility of the Tenant.

4.	Except as herein modified, the Lease and its Addendum shall continue in full force and effect.

IN WITNESS WHEREOF, this instrument has been duly executed by the parties hereto as of the day and year first above written.

REGENCY PARK CORPORATION, INCORPORATED
Landlord
(Corporate Seal)
By:
Eric M. Salomon
Vice President
ATTEST:

Assistant Secretary

Cicero, Inc.
Tenant
(Corporate Seal)
By:
Title
ATTEST/WITNESS:

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